Exhibit 10.36



                                  AGREEMENT FOR
                        ELECTRONIC MANUFACTURING SERVICES


     This Agreement for Electronic Manufacturing Services (this "Agreement"), dated as of March 1, 2000 (the "Effective Date"), by and between Visual Networks Operations, Inc., a Delaware corporation, located at 2092 Gaither Road Rockville, Maryland 20850 ("Customer"), and Celestica Corporation, a Delaware corporation, located at 3600 Tarheel Drive, Raleigh, North Carolina 27609 ("Contract Manufacturer").

     In consideration of mutual promises, covenants and agreements set forth below, the parties agree as follows:

I.   Term

     A. This Agreement shall become effective upon the Effective Date and shall remain in effect for twenty-four (24) months from the Effective Date (the "Initial Term"). The term of this Agreement shall be automatically renewed for successive terms of twenty-four (24) months each immediately following the expiration of the then-current twenty-four month term (each, a "Renewal Term"). The Initial Term and the Renewal Terms are collectively referred to herein as the "Term."

II.  Scope of Work Performed

     A. Contract Manufacturer shall manufacture a range of electronics products or assemblies as instructed by Customer in the quantities and at the prices (subject to adjustment in accordance with the terms of this Agreement) set forth in Exhibit A (unless otherwise specifically identified, the "Products").

     B. The Customer and Contract Manufacturer may from time to time add additional Products to Exhibit A pursuant to written amendments to this Agreement mutually agreed upon by both parties.

     C. Contract Manufacturer is authorized by the Customer to, and shall only proceed to, manufacture Products upon receipt of a purchase order (each, a "Purchase Order") issued by the Customer. Each Purchase Order shall include a requested delivery date for the Products ordered therein.

     D. Immediately after receipt of Customer's initial Purchase Order for each Product, Contract Manufacturer shall commence development of product enhancements, improving testability, enhancing manufacturability, and cost reductions for the manufacture of the Product pursuant to Section IX. Customer and Contract Manufacturer shall review such matters at each Semi-Annual Review (as defined in Section VIII (A)).

     E. The parties agree to the pricing schedule as set forth in Exhibit A, so long as the Forecast provided by Customer to Contract Manufacturer for manufacture of the Products, or a like product, is equal to or exceeds the quantity of the Products required by Customer during the Term as set forth on Exhibit A. If the Forecast (as defined in Section III (A) below) of estimated annual usage is projected to exceed the quantity of Products set forth in Exhibit A, Contract Manufacturer shall provide to Customer cost savings, which amount shall be mutually agreed to by both parties in good faith at the Semi-Annual Review. In the event that the Customer does not purchase the anticipated volume of Product, the Contract Manufacturer reserves the right to adjust Prices, which amount shall be mutually agreed to by both parties in good faith at the Semi-Annual Review.

     F. Contract Manufacturer shall purchase materials for the manufacture of Products ("Materials") from vendors (each, an "Approved Vendor") identified in the approved vendor list ("AVL") provided by the Customer. In the event Contract Manufacturer cannot purchase Materials from an Approved Vendor for any reason, including unavailability of the Material or because it is commercially unreasonable to do so, upon prior written consent of the Customer, Contract Manufacturer shall be authorized to purchase such components from a vendor not identified in the AVL.






*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


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III. General Planning and Procurement Process

     A. At least monthly during the Term the Customer shall provide a non-binding forecast (the "Forecast") stating the expected number and types of Products that Customer plans to order on an estimated annual usage basis. The parties understand and agree that the Customer provides the Forecast to Contract Manufacturer solely for informational purposes and Contract Manufacturer shall not rely or forebear upon reliance of the information provided in the Forecast unless the Customer specifically states otherwise in writing. In the event that the Customer deems it appropriate for purposes of assisting Contract Manufacturer plan for procurement of Materials that require significant lead-time, Customer shall, at its sole discretion, make commercially reasonable efforts to provide specific instructions for procurement purposes. As of the Effective Date, the Customer has provided Contract Manufacturer with an initial Forecast for the Initial Term, which initial Forecast is the basis for the prices set forth on Exhibit A.

     B. Contract Manufacturer shall develop, generate, and disclose to the Customer an "Open Order Status Report" that will provide Customer with a status report for each Purchase Order, including an anticipated delivery date. Each Open Order Status Report will be subject to revision on a rolling weekly basis in accordance with Section III (C) below and based upon the Purchase Orders and the Forecasts.

     C. Subject to Article III(G), Contract Manufacturer shall procure materials, determine manufacturing capacity projections, and make internal capacity commitments in order to achieve the delivery dates scheduled in the Open Order Status Report (i.e. based on the Purchase Orders and Forecasts). 1. Contract Manufacturer shall use the information provided by the initial Purchase Order and Forecast to establish the first three months of the Open Order Status Report. 2. Contract Manufacturer will use the Forecast referred to in Section III (A) to revise the Open Order Status Report on a rolling weekly basis. 3. The parties agree that the Open Order Status Report is for planning purposes only and, except pursuant to Section X, is not a binding obligation on either party unless otherwise specifically agreed to in writing by the parties. 4. Contract Manufacturer shall obtain Customer approval for purchases of individual BOM items where Minimum Order Quantities are [***] in excess of purchase quantities supported by the Open Order Status Report. Contract Manufacturer shall provided Customer a detailed report of such purchases monthly.

     D. The Materials that Contract Manufacturer purchases or orders to fulfill the Purchase Orders on behalf of the Customer to manufacture the Products, and any associated expenses related to purchasing, ordering, manufacturing (including labor and overhead), shipping, storing and eliminating such Materials shall constitute a part of the Customer's total liability under Section XV (B) of this Agreement. The cost, and disposal, of unused Materials will be determined pursuant to Section IV.

     E. Contract Manufacturer shall provide or contract for all maintenance and calibration required for the process tooling, manufacturing tooling and test equipment, whether purchased by Contract Manufacturer or consigned by the
Customer, while in the possession of Contract Manufacturer. Required preventative maintenance and scheduled calibration shall be at (i) the sole cost and expense of Contract Manufacturer for tooling and test equipment Contract Manufacturer owns, and (ii) at the sole cost and expense of the Customer for tooling and test equipment Customer owns. Contract Manufacturer shall tag all of the Customer's equipment on loan to Contract Manufacturer with consigned asset tags as per Contract Manufacturer's Standard Operating Procedures, a copy of which Standard Operating Procedures has been delivered to the Customer.

     F. If deemed necessary, and upon Customer's written consent, Contract Manufacturer shall purchase or lease the tools required to fulfill the Purchase Orders. The Customer shall pay for the cost of, and own, all such tools. Contract Manufacturer shall be deemed to be a bailee of any such tools, and no interest in the title to such tools shall vest in Contract Manufacturer. Contract Manufacturer shall ensure that no lien shall attach to such tools and shall maintain such tools in good repair and working order, subject to ordinary wear and tear.






*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

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     G. The  parties  acknowledge  that,  from  time to time  during  the  Term,
Contract Manufacturer will be required to place purchase orders with its suppliers for certain parts in order to meet Customer's forecasted delivery dates that are beyond the Product delivery dates reflected in the Purchase Order(s) issued by the Customer. Contract Manufacturer will not issue purchase orders to its suppliers for such parts without the express, written consent of Customer (a "Long Lead Item Request").

IV.  Materials

     A. Customer shall be responsible for the cost of Materials that Contract Manufacturer has procured on behalf of the Customer for use in the manufacture of the Products and that are surplus to the Contract Manufacturer's requirements because the Customer has reduced or canceled a Purchase Order or Long Lead Item Request pursuant to Section VII below, respectively; provided, however, and notwithstanding anything stated to the contrary herein, that such cost is limited to only Materials that Contract Manufacturer ordered pursuant to purchase orders that cannot be canceled prior to their receipt or are surplus to committed or Forecast requirements for the following [***]. This includes parts that cannot be canceled because of insufficient time between the Manufacturing Resource Planning ("MRP") signal to cancel and the expected or actual receipt date at Contract Manufacturer's place of business.

     B. For a period of [***] from the date Customer reduces or cancels a Purchase Order or Long Lead Item Request, the Contract Manufacturer shall use commercially reasonable efforts to: (i) cancel outstanding orders for such Materials; (ii) sell such Materials back to the original supplier or to a third party on commercially reasonable terms; or (iii) use excess/uncancellable/unreturnable Materials for the manufacture of other products.

     C. After such [***], Contract Manufacturer shall be entitled to deliver to the Customer (or, if the Customer so requests, otherwise dispose of) all obsolete and/or surplus Materials then held by the Contract Manufacturer.

     D. The Contract Manufacturer shall provide the Customer an itemized bill so that the Customer can confirm its charges under this Section IV, which may include a Materials handling charge of no more than [***]. Such itemized bill may invoice the Customer for (i) the full cost of Material disposed of pursuant to Section IV (C), (ii) any price variance incurred by Contract Manufacturer in connection with the resale or disposal of Materials pursuant to Section IV (B) and, (iii) a reasonable handling charge of no more than [***]. Such bill shall be paid by the Customer in US Dollars [***] of the date of invoice.


     E. In addition, only with respect to Purchase Orders canceled in their entirety, Customer shall be liable for any investment incurred by the Contract Manufacturer that has been specifically agreed in writing by the Customer, that has not been recovered by the Contract Manufacturer from the Customer through amortization or other means and which the Customer agrees in writing will not be recovered in the foreseeable future under future Purchase Orders and that relates directly to the products included in the cancelled Purchase Order.

V.   Rescheduling Delivery of Ordered Products

     A. The Customer may reschedule the delivery dates of the following quantities (expressed as a percentage of the amount of a Product type ordered) of a Product type as follows:

     Notice Prior  to                               Percent of Scheduled
     Rescheduled Delivery                           Quantity that can be
     Date                                           Rescheduled
     --------------------                           --------------------

          [***]                                           [***]






*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     The Customer will be responsible for carrying charges for costs incurred by the Supplier to accommodate any such rescheduling of Purchase Orders or Long Lead Item Requests by the Customer at the rate of [***]. per month of the value of the held inventory.

     B. In the event that, pursuant to Section V (A) above, the Customer requests a reduction in the number of a type of Product designated for delivery on a specific delivery date, Contract Manufacturer and the Customer shall mutually agree [***] of such request to a new delivery date.

     C. Contract Manufacturer shall use commercially reasonable efforts to accommodate any increase in the number of Products requested by the Customer to be delivered at a specific date.

VI.  Engineering Change Orders

     A. In the event the Customer requests engineering changes to a Product (each request, an "Engineering Change Order" or "ECO"), Contract Manufacturer shall advise and notify the Customer of any impact, if any, an ECO would have on the cost and scheduled delivery of the affected Product within five (5) business days after Contract Manufacturer's receipt of Customer's ECO. If the Customer does not consent to the change in the cost as notified by Contract Manufacturer, the requested ECO shall be deemed canceled. If the Customer does consent to the change in cost, any increases in the cost of the Products resulting from ECO shall be borne by the Customer.

     B. Any Materials made obsolete or unused because of an ECO shall be disposed in accordance with Section IV, unless Contract Manufacturer is otherwise instructed in writing by the Customer.

VII. Cancellations

     A. The Customer may cancel:

     1. [***] of a Purchase Order for any one type of Product by notifying Contract Manufacturer in writing at least [***] prior to the delivery date of such Purchase Order.

     2. [***] of a Purchase Order for any one type of Product by notifying Contract Manufacturer in writing at least [***] prior to the delivery date of such Purchase Order.

     3. [***] of a Purchase Order for any type of Product by notifying Contract Manufacturer in writing at least [***] prior to the delivery date of such Purchase Order.

     B. Within thirty (30) days after any cancellation made pursuant to Section VII (A) above, Contract Manufacturer shall provide the Customer the cancellation charges incurred pursuant to Section IV for the canceled Purchase Order or portion thereof. The Customer shall pay such cancellation charges to Contract Manufacturer within thirty (30) days from the date of the invoice. Any Materials that are unused because of a cancellation shall be disposed of in accordance with Section IV, unless Contract Manufacturer is otherwise instructed in writing by the Customer.

     C. Nothing in this Section VII shall be construed to prevent  Customer from
rejecting   defective   Products  or  rejecting   Products   that  do  not  meet
specifications set forth in the Purchase Order for the respective Product.

VIII. Pricing

      A. The price for each Product shall be as set forth in Exhibit A. Prices will be subject to a good faith review by the Parties on a semi-annual basis (the "Semi-Annual Review") at a price review to be arranged by the authorized representatives of each of the parties. Changes to prices, and the manner and timing of their implementation, will be mutually agreed to by the parties in good faith. The pricing changes at the Semi-Annual Review shall include, but not be limited to:

      1. Any increases or decreases in costs of procuring Materials arising from exchange rate variances.

      2. The cost reductions or increases of an ECO.

      3. Any cost reduction resulting from Contract Manufacturer's exercise of its rights under Section XVI (M) to manufacture competing similar or competitive products.






*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      4. Where Prices are related to volume and (a) Customer does not purchase the anticipated volume of Product, Contract Manufacturer and Customer will mutually agree upon an adjusted price to reflect the actual quantities of Product shipped to Customer and Contract Manufacturer shall be allowed to invoice Customer for the difference between the price paid and the adjusted price or (b) Customer purchases more than the anticipated volume of product, Contract Manufacturer and Customer will mutually agree upon an adjusted price to reflect Contract Manufacturer's savings and Contract Manufacturer shall reimburse or credit Customer the difference between the adjusted price and the price paid.

      B. Notwithstanding anything in Section VIII (A) to the contrary, cost reductions made pursuant to Section IX will be reflected in pricing pursuant to
Section IX (B).

     C. The parties have agreed that the non-recurring expenses are as set forth in Exhibit C.

IX.   Cost & Price Reductions

      A. Contract Manufacturer shall use commercially reasonable efforts to reduce the price of each Product initially set forth in Exhibit A by [***] within the first [***] from the Effective Date and by an additional [***] on or before the [***] of the Effective Date. This will be a compound reduction. Contract Manufacturer shall use commercially reasonable efforts to reduce the price of each new Product added to Exhibit A after the Effective Date pursuant to an amendment to this Agreement by [***] on or within the [***] from the effective date of the amendment adding such Product to Exhibit A and by an additional [***] on or before [***] after the effective date of the amendment adding such Product to Exhibit A.

      B. Contract Manufacturer covenants that the reduction in the manufacturing costs of the Products will be predicated on (i) implementation of DFT/DFM as identified by Contract Manufacturer to the Customer and subsequently approved by the Customer in writing, (ii) Contract Manufacturer's efficient material acquisition and alternative sourcing as presented by Contract Manufacturer and subsequently approved by the Customer in writing, and (iii) any increase in Purchase Orders in excess of the initial Forecast set forth in Exhibit A. The actual cost reduction per period may be less than listed if the Customer fails to approve the cost reductions as identified by Contract Manufacturer or if the forecasted quantity is reduced, therefore impairing cost reduction opportunities. Contract Manufacturer agrees to reduce the price of the Products in the event that such manufacturing cost is reduced in accordance with the following:

      1. [***] of all cost reductions that result from a proposal identified by the Customer, which costs reduction will be reflected in the price [***] of submission.

      2. [***] of all cost reductions arising from proposals identified by Contract Manufacturer, which costs reduction will be reflected in the price [***] after Customer's written approval. Customer must approve Contract Manufacturer's cost reductions in advance of implementation of such cost reductions. X. Delivery

      A. Delivery of all the Products shall be delivered F.O.B. from Contract Manufacturer's plant located at the address specified in Exhibit B ("Delivery Point"), at which time the risk of loss and title shall pass to the Customer. Products held or stored by Contract Manufacturer at the Delivery Point or any other location because of a request of the Customer shall be held or stored at the risk and expense of the Customer.

      B. Contract Manufacturer shall use reasonable efforts to deliver the Products on or prior to the agreed upon delivery dates. In the event that the Contract Manufacturer determines that there is a reasonable possibility that a delay in any delivery may occur, the Contract Manufacturer shall immediately notify Customer, in writing, and shall specify in such notice all actions to be taken by the Contract Manufacturer to prevent or minimize such delay. TIME IS OF THE ESSENCE WITH RESPECT TO ALL DELIVERIES. Delivery dates will be agreed upon by the following procedure:






*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


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      1. Customer will provide Contract Manufacturer a requested delivery date in each Purchase Order.

      2. Contract Manufacturer will provide an anticipated delivery date in each Open Order Status Report. If such delivery dates match Customer's requested delivery date, then that shall be the delivery date. If such delivery date does not match the Customer's requested delivery date, and Customer does not respond in writing within [***] after receipt of an Open Order Status Report, then Customer shall be deemed to have accepted such date as the delivery date.

      3. In the event that Customer rejects Contract Manufacturer's anticipated delivery date in writing within [***] after receipt of an Open Order Status Report, then Customer and Contract Manufacturer shall negotiate in good faith to determine a delivery date.

      C. Contract Manufacturer shall notify the Customer on the changes to a Product's price when Contract Manufacturer is required to meet delivery within [***] after the receipt of each Purchase Order ("ARO") or when Contract Manufacturer is required to identify the components the Customer must supply to meet stated delivery date. Contract Manufacturer shall also advise Customer on the best delivery date ARO if no premium or expedited charges are to be incurred.

      D. Unless otherwise specified by the Customer, Contract Manufacturer shall arrange for delivery of the Products to a Delivery Point in a manner deemed by Contract Manufacturer to be most efficient and expeditious to the Customer. All freight, insurance and other shipping expenses from the Delivery Point shall be borne by the Customer. When special packaging is requested or, in the opinion of Contract Manufacturer, is required under the circumstances, the additional expenses related to such special packaging shall also be borne by the Customer.

XI.   Payment and Invoicing

      A. Contract Manufacturer shall invoice Customer on the date of delivery. Customer shall pay Contract Manufacturer [***] from the date of the invoice.

      B. The Customer shall pay all non-recurring expenses set forth on Exhibit C on or before the date it places the first production Purchase Order. The Contract Manufacturer shall have the right to delay delivery of the Products until it receives payment for the non-recurring expenses.

      C. In the event that the Customer has outstanding invoices of more [***], Contract Manufacturer may, at its sole discretion, stop shipments of the Products to Customer until the Customer makes sufficient payment to return the account to current status. If the Customer fails to make any payment by the due date, the Contract Manufacturer may charge an annual late payment charge at a rate of [***] together with any additional costs and charges incurred by the Contract Manufacturer in collecting the overdue payment. Furthermore, the Contract Manufacturer may elect not to perform any further obligations under this Agreement and/or any Purchase Order until payment is received.

      If the Customer disputes any invoice rendered, Customer shall promptly so notify Contract Manufacturer and the parties will use their best efforts to resolve such dispute expeditiously. Provided that the Customer so notifies Contract Manufacturer of a disputed invoice and there is a good-faith basis for such dispute, the portion of the invoice in dispute shall not be subject to late payment charges. The Customer shall pay for non-disputed items in accordance with the terms of this Agreement.

XII.  Warranty

      A. Contract Manufacturer warrants that Products manufactured by Contract Manufacturer shall be free from defects in workmanship and title and shall be of the kind and quality specified or designated in this Agreement or any Purchase Order. Contract Manufacturer's obligation shall apply only to failures to meet the foregoing warranties (except as to title) occurring within [***] from date of delivery of such Products. Furthermore, Contract Manufacturer will assign to Customer all warranties for Materials provided by vendors.






*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


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      B. If any Product or part thereof fails to meet the  foregoing  warranties
(except as to title), Contract Manufacturer shall repair same or, at its option, replace same; provided, however, that Contract Manufacturer is not required to repair or replace Products that are defective for reasons of Customer's faulty design, or arises from the supply or selection of improper or defective parts or materials used by the Customer, or as a result of changes requested by the Customer, or due to damages caused by the Customer's misuse, unauthorized repair, or negligence.. Contract Manufacturer reserves the right to inspect the Products and verify that they are defective or non-conforming. Contract Manufacturer's liability for failure to meet the warranty as set forth in this
Section XII shall be limited to the value of the Product supplied under this Agreement, and, if any failure or defect cannot be corrected by Contract Manufacturer's reasonable efforts, the parties shall negotiate an equitable adjustment. The Customer shall obtain a Return Material Authorization ("RMA") from the Contract Manufacturer prior to returning any Products. All returned Product shall include documentation describing the nature of the defect, how it was discovered and under what conditions it occurred.

      C. Contract Manufacturer's obligations under Section XII (B) above shall not apply to: (i) any Product, or part thereof, which are not within the capability of existing test equipment, program and processes; (ii) any defect caused by (a) the Customer's or a third party's handling of the Product, (b) a design or other fault in any Customer drawings, documentation, data, software, information or know-how (the "Customer Information") or (c) Materials provided or specified by the Customer; (iii) prototypes and pre-production or pilot versions of Products, which will be supplied "as is" without warranty of any kind; or (iv) Products for which Contract Manufacturer, at the request of Customer, has not performed the standard inspection and test procedures. The performance of any repair or replacement by Contract Manufacturer does not extend the warranty period for any Products beyond the warranty period applicable to the Products originally delivered.

      D. In the event that no defects are found or defects are a result of the product design attributable to the Customer, than the cost of shipments for defective Product and a no defect found charge of [***] shall be paid for by the Customer. Contract Manufacturer shall pay for the total cost of the shipments for Product for which warranty applies.


      ARTICLE XII "WARRANTY", ARTICLE XIV "QUALITY, INSPECTION AND REPORTING" AND EXHIBIT D SETS OUT CONTRACT MANUFACTURER'S SOLE OBLIGATION AND LIABILITY, AND CUSTOMER'S EXCLUSIVE REMEDIES, FOR CLAIMS BASED ON DEFECTS IN OR FAILURE OF ANY PRODUCT OR SERVICE OR THE SUBJECT MATTER OF ANY SERVICE AND REPLACES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED PROVIDED THAT CONTRACT MANUFACTURER DOES NOT EXCLUDE OR LIMIT ITS LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE NOR LIABILITY FOR BREACH OF ANY TERM IMPLIED BY STATUTE TO THE EXTENT THAT SUCH LIABILITY CANNOT BY LAW BE LIMITED OR EXCLUDED.


      E. The Customer warrants that the design for the Products and the tooling and test equipment provided by the Customer (collectively, the "Customer Materials") and any other items or information supplied by the Customer are accurate and contain all items and information of the Customer necessary for the Contract Manufacturer to manufacture and deliver the Products and Services pursuant to Purchase Orders.

      F. The Contract Manufacturer will promptly notify the Customer of any manufacturing problems which it encounters and believes are related to the Customer Material. The parties will jointly determine whether such manufacturing problems are attributable to the Customer Materials. Where such problems are attributable to the Customer Material, the Customer will be responsible for all costs incurred by the Contract Manufacturer to correct such problems. The Contract Manufacturer will not implement any changes to the Customer Materials without the Customer's prior approval. Where any such changes result in the delay of any scheduled delivery date for Product, the Contract Manufacturer will have no liability for such delay and Customer may not cancel any orders for Products affected thereby.







*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

XIII. Indemnity; Limitation on Liability



      A. The Customer shall indemnify Contract Manufacturer against, and hold it harmless from, any loss, cost, liability and expense (including court costs and the reasonable fees of attorneys and other professionals) to the extent that such loss, cost, liability or expense (i) arises out of, any claim that any product or information owned by or supplied by Customer in the course of performance of this Agreement infringes, in whole or in part, any patent, trademark, copyright, or other intellectual property right, of any third party or (ii) occurs as a result of the Contract Manufacturer having followed the specifications, instructions or other information given by or on behalf of the Customer. After receipt of notice of any claim or proceeding where the Customer may be liable under such indemnification, Contract Manufacturer shall notify the Customer in writing in sufficient time to enable Customer to timely respond to the claim or proceeding. The Customer shall have the right, but not the obligation, to settle or defend any claim or proceeding, at the Customer's sole cost and expense. The Customer agrees that, if it exercises its right to settle or defend any such claim or proceeding, that Contract Manufacturer, at its sole cost and expense, has the right to retain its own counsel and participate in the defense of any such claim or proceeding and to assist in any settlement negotiations. Notwithstanding the foregoing, Customer shall have no liability for any claim of infringement arising as a result of the use of any product or information in a manner not specifically authorized by Customer or in the event that any product or information is modified without the Customer's express prior written consent.

      B. The Contract Manufacturer shall indemnify Customer against and hold it harmless from, any loss, cost, liability and expense (including court costs and the reasonable fees of attorneys and other professionals) to the extent that such loss, cost, liability or expense arises out of, any claim that any manufacturing process or information owned by, supplied by, or utilized by Contract Manufacturer in the course of performance of this Agreement infringes, in whole or in part, any patent, trademark, copyright, or other intellectual property right, of any third party. After receipt of notice of any claim or proceeding where the Contract Manufacturer may be liable under such indemnification, Customer shall notify the Contract Manufacturer in writing in sufficient time to enable Contract Manufacturer to timely respond to the claim or proceeding. The Contract Manufacturer shall have the right, but not the obligation, to settle or defend any claim or proceeding, at the Contract Manufacturer's sole cost and expense. The Contract Manufacturer agrees that, if it exercises its right to settle or defend any such claim or proceeding, that Customer, at its sole cost and expense, has the right to retain its own counsel and participate in the defense of any such claim or proceeding and to assist in any settlement negotiations.

      C. Subject  only to Contract  Manufacturer's  indemnity  obligation  under
Section XIII (B), under no circumstances will Contract Manufacturer have any liability in respect of this Agreement, whether in contract or for negligence or otherwise and whether related to any single event or series of connected events, for any of the following: (i) any liability in excess of (a) in the case of damage to or loss of tangible property, the value of such property; and (ii) in the event of any other liability, the total of the amount (if any) paid by Customer under this Agreement or [***] (whichever is the lesser).

      D. Neither Contract Manufacturer nor Customer shall be liable for (i) any incidental, indirect or consequential damages or loss of business, loss of records or data, loss of use, loss of profits, revenue or anticipated savings or other economic loss whether or not the such party was informed or was aware of the possibility of such loss, or (ii) except pursuant to this Section XIII, any third party claims against the other party for any loss, damage, costs or expenses.

      E. Neither party may bring an action under this Agreement more than two
(2)years after the cause of action arose.

XIV.  Quality, Inspection and Reporting

      A. The Customer will have the right at all reasonable times, upon reasonable advance notice, to visit Contract Manufacturer's plant to inspect the work performed on the Products. Inspection of the work shall not relieve Contract Manufacturer of any of its obligations under the Agreement or purchase orders. Contract Manufacturer shall provide Customer with Pareto Analysis for Incoming Inspection and Process Work Center quality reports on a monthly basis by the 15th day of each month. Contract Manufacturer shall ensure Customer's product is built to IPC-A-610B Class II workmanship standards. Contract Manufacturer reserves the right to restrict the Customer's access to the plant or any area within it as necessary to protect confidential information of Contract Manufacturer or its other customers.



*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     B. The Customer may reject a Product (each, a "Rejected Product" and collectively, the "Rejected Products") which is established (i) to have been materially damaged prior to delivery by the Contract Manufacturer or (ii) not to have met, in all material respects, the relevant specifications provided by the Customer. The Customer will notify the Contract Manufacturer in writing of Rejected Products within [***] of original delivery and will return Rejected Products at Contract Manufacturer's risk to the Contract Manufacturer within a further [***]. In the event that Contract Manufacturer delivers Products directly to customers of the Customer, then the Customer shall have [***] after the date of original delivery to provide such written notice to the Contract Manufacturer. The Customer shall obtain an RMA from the Contract Manufacturer prior to returning any Product. In the absence of earlier notification of rejection, the Customer will be deemed to have accepted Products [***] after delivery [***] after delivery if Products are shipped directly to customers of the Customer).

      C. The Contract Manufacturer will, at its election, either repair, replace or credit the Customer in respect of Rejected Products. Contract Manufacturer shall make such election within five (5) business days after receipt of Rejected Products. All rework and repairs performed by the Contract Manufacturer must meet IPC 7711 and IPC 7721 workmanship standards. The cost associated with any such repair or replacement of Rejected Products (including the cost of return shipment to the Customer) will be the responsibility of the Contract
Manufacturer. If the Contract Manufacturer elects to replace the Rejected Product or credit the Customer, title to the Rejected Product shall pass to the Contract Manufacturer on delivery to the Contract Manufacturer.

      D. Acceptance of any Product pursuant to Section XIV(B) shall not effect any warranty given by the Contract Manufacturer under Section XII.

      E. The parties agree that the provisions of the attached Exhibit D entitled "Epidemic Condition" shall be incorporated herein.

XV.   Termination

      A. Either party may, without penalty, terminate this Agreement (i) upon no less than one hundred twenty days (120) days written notice prior to the expiration of the then-current Term or (ii) upon one hundred twenty (120) days written notice to the other party for either one of the following events:

      1. The other party materially breaches this Agreement and such breach remains uncured for thirty (30) days following written notice of breach by the non-breaching party.

      2. The other party becomes involved in any voluntary or involuntary bankruptcy or other insolvency petition or proceeding for the benefit of its creditors, and such petition, assignment or proceeding is not dismissed within sixty (60) days after it was filed.

      B. Contract Manufacturer may terminate this Agreement or cancel any Purchase Order if the Customer's approved credit rating declines below the level approved by Contract Manufacturer or the established credit limit is exceeded and Customer fails to satisfy Contract Manufacturer's credit requirements through the provision of a valid letter of credit or other means acceptable to Contract Manufacturer within 30 days of written notice from Contract Manufacturer.

      C. Upon termination for reasons of breach by the Customer, Contract Manufacturer shall provide the Customer with an invoice for the cost incurred for the work-in-progress and any outstanding charges determined pursuant to Sections III (E) and IV of this agreement. Upon termination, Customer shall pay all invoiced charges within sixty (60) days.






*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      D. Except as specifically agreed in writing, termination shall not relieve either party of any obligation arising out of work performed prior to termination, or any liability which at the time of expiration or termination has already accrued to the other party, or, which thereafter may accrue in respect to any event prior to expiration or termination.

XVI.  Miscellaneous

     A. Governing Law; Jury Trial. The validity, construction and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Maryland without reference to conflict of law principles. The parties expressly disclaim the United Nations Convention on the International Sale of Goods. The parties expressly waive any right they may have to a jury trial and agree that any proceedings under this Agreement shall be tried by a judge without a jury.

     B. Jurisdiction. For any dispute arising out of this Agreement, the parties consent to the non-exclusive jurisdiction of the federal courts located in the State of Maryland.

     C. Entire Agreement; Enforcement of Rights. This Agreement, including the Exhibits, which are attached hereto and incorporated herein, and the Purchase Orders comprises all the terms, conditions and agreements of the parties hereto with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, publications and understandings of any nature whatsoever. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless agreed in writing and executed by duly authorized representative of each party. If there is any conflict or inconsistency between the terms of any Purchase Order, Open Order Status Report or other documents delivered pursuant to this Agreement and the terms of this Agreement, then the terms of this Agreement will prevail unless such conflict or inconsistency is agreed to in writing by an authorized representative of each party.

     D. Subcontracting and Assignment. Contract Manufacturer may not subcontract any of its obligations under this Agreement without the written consent of the Customer. Neither party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld.

     E. Notices. Any required notices thereunder will be given in writing at the address of each party set forth above, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, and will be deemed served when delivered by facsimile or mail or when tendered in person.

     F. Force Majeure. Neither party will be liable to the other for any default thereunder if such default is caused by an event beyond such party's control, including without limitation acts or failures to act of the other party, strikes or labor disputes, component shortages, unavailability of transportation, floods, fires, governmental requirements and acts of God ("Force Majeure"). In the event of threatened or actual non-performance as a result of any of the above causes, the non-performing party will exercise commercially reasonable efforts to avoid and cure such non-performance. Should a Force Majeure Event prevent a party's performance thereunder for a period in excess of ninety (90) days, then the other party may elect to terminate this Agreement by written notice thereof.

      G. Relationship of the Parties. The provisions of this Agreement shall not be construed to establish any form of partnership, agency or joint venture of any kind between the parties, nor to constitute either party as the agent, employee or legal representative of the other. All persons furnished by either party to accomplish the intent of this Agreement shall be considered solely as the furnishing party's employees or agents and the furnishing party shall be solely responsible for compliance with respect to its employees with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, working conditions, workers' compensation, payment of wages, and withholding and payment of applicable taxes, including, but not limited to income taxes, unemployment taxes, and social security taxes.








*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      H. Non-Waiver. The failure by either party hereto at any time to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require the performance with respect thereto or to claim a breach with respect thereto.

      I. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

      J. Severability. If any provision contained in this Agreement is held to be invalid or unenforceable in any respect under the laws of any jurisdiction where enforcement is sought, such invalidity or unenforceablity will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid or unenforceable provision were not present.

      K. Intellectual   Property.   All   intellectual   property  rights  (the
"Intellectual Property Rights"), including, without limitation, all patents, owned or licensed by the Customer, will continue to be owned or licensed by the Customer (the "Customer Intellectual Property Rights"). Contract Manufacturer is hereby licensed to use the Customer Intellectual Property Rights set forth on Exhibit D to perform its obligations under this Agreement. All existing Intellectual Property Rights of the Contract Manufacturer (the "Contract Manufacturer Intellectual Property Rights") will continue to be owned by the Contract Manufacturer. All improvements to the Customer Intellectual Property Rights, whether developed by the Customer or Contract Manufacturer, arising in the course of the Contract Manufacturer's performance of the Contract will be owned by the Customer. All improvements to the Contract Manufacturer Intellectual Property Rights, whether developed by the Customer or Contract Manufacturer, arising in the course of the Contract Manufacturer's performance of the Contract will be owned by the Contract Manufacturer.

      L. Confidentiality. Each party may receive confidential, proprietary or trade secret information ("Information") of the other party in connection with this Agreement. Each party will exercise reasonable care to preserve and protect the confidentiality of such Information of the other party and will at a minimum use the same level of care and security if affords its own Information. Each party agrees not to disclose such Information to third parties or to use such Information for any purposes whatsoever other than as permitted or contemplated under this Agreement, and to advise each of its employees, agents, and representatives who will have access to the Information of the other party of the requirements of this Agreement.

     Despite anything to the contrary contained herein, receiving party may only disclose Information to the following persons on a need to know basis for the purposes hereof: (a) its employees and agents, (b) the employees and agents of its subsidiary companies and affiliated companies, and (c) in the case of the Contract Manufacturer, to its suppliers of products and services used on behalf of the Customer; provided that, in all such cases, receiving party requires that such party treat the Information substantially in accordance with this Agreement. Receiving party may also disclose Information if required by operation of law, provided receiving party gives disclosing party prompt notice to allow disclosing party a reasonable opportunity to obtain a protective order. Disclosing party warrants its right to disclose its Information to receiving party.

     This Agreement does not restrict disclosure or use of Information that: (a) is already in receiving party's possession without obligation of confidentiality; (b) is developed independently; (c) is received without obligation of confidentiality from another party that has not entered into a confidentiality agreement with any party to this Agreement; (d) is, or becomes, publicly available without breach of this Agreement; or (e) is disclosed by disclosing party to another without obligation of confidentiality.










*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

     Information includes, but is not limited to, Customer Materials, Customer Intellectual Property Rights, Contract Manufacturer Intellectual Property Rights, information related to data on Products, financial, research, development, pricing or business affairs of a party and any other confidential, proprietary or trade secret information which has been designated as such by legend or written notice. The parties' obligations of confidentiality under this Agreement shall survive the expiration or termination of this Agreement, however, with respect to each disclosure, receiving party's obligation to protect Information expires five (5) years from the date of disclosure. Nothing in this Agreement gives either party a right to use the other party's name, trade mark(s), trade name(s) or to refer to, or disclose, the existence of this Agreement, or any terms and conditions of this Agreement, whether directly or indirectly in connection with any marketing or other activities without the other party's prior written consent. Contract Manufacturer and Customer shall have the right to disclose the existence of this agreement to third-party's; provided, however, that neither party to this Agreement shall disclose the economic terms and conditions of this Agreement without the prior written approval of the other party.

      M. Freedom of Action. Except as expressly provided pursuant to the Confidentiality provision set forth in Section XVI (L), this Agreement shall not prevent the Contract Manufacturer or its affiliates from marketing, acquiring, or developing materials, products or services which are similar or competitive to those of the Customer. The Contract Manufacturer may pursue activities independently with any third party, even if similar to the activities under this Agreement. Any cost savings that Contract Manufacturer gains pursuant to such activities shall be passed on to Customer at the next Semi-Annual Review.

      N. Headings. The headings in this Agreement are inserted for convenience only and do not constitute a part of any Contract nor are they to be referred to in its interpretation.

      O. Compliance with Law. Each party shall comply with all applicable laws and regulations and obtain all necessary licenses and consents. In addition, Customer will comply with all applicable laws and regulations and will obtain all necessary licenses and consents for the resale, import or export of Products.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                             VISUAL NETWORKS OPERATIONS, INC.

                             By:      /s/ Richard H. Deily
                                 ----------------------------------------

                             Name:    Richard H. Deily
                                   -----------------------------

                             Title:   Director, Treasury Operations



                             CELESTICA CORPORATION

                             By:      /s/ DC McDougall
                                 -------------------------------

                             Name:    DC McDougall
                                   -----------------------------

                             Title:   Senior Vice President
                                    -------------------------------------









*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                    EXHIBIT A

                             INITIAL PRICE SCHEDULE


     This schedule sets forth the initial prices for the Products. Such prices may be changed by mutual written agreement of the parties outside this Agreement. The parties acknowledge that the initial prices summarized below are based on estimated minimum annual year 1 volumes of a) [***] units (in total) for the group of Products referred to as the "Metal Chassis" series, and b) [***] units (in total) for the group of Products referred to as the "Model 24" series, and estimated minimum annual year 2 volumes of a) [***] units (in total) for the group of Products referred to as the "Metal Chassis" series, and b) [***] units (in total) for the group of Products referred to as the "Model 24" series. Prototype, pre-production and lower volume prices are not included herein and shall be quoted separately. The initial unit prices (in US dollars) are as follows:

                              Metal Chassis Series
                              --------------------

         SKU           Initial Price                      Minimum Batch Size
         ---           -------------                      ------------------
         296               [***]                               [***]
         225               [***]                               [***]
         586               [***]                               [***]
         585               [***]                               [***]
         584               [***]                               [***]
         587               [***]                               [***]
         152               [***]                               [***]
         176               [***]                               [***]
         164               [***]                               [***]
         114                __                                  __
         709                __                                  __
         124                __                                  __


                                 Model 24 Series
                                 ---------------

         SKU           Initial Price                      Minimum Batch Size
         ---           -------------                      ------------------
         434               [***]                               [***]
         207               [***]                               [***]












*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                    EXHIBIT B

                                    NOT USED







                                    EXHIBIT C

                               INITIAL NRE CHARGES

     (This schedule sets out initial Non-Recurring Engineering charges which may be amended by mutual written agreement of the parties outside this Agreement)

                   Estimated Non-Recurring Engineering Charges

     Non-Recurring Engineering (NRE) charges are payable in advance, or if preferred, amortized into the piece price on the first purchase order. These estimated NRE charges cover the engineering effort for this specific project as well as the cost of specialized tooling, fixtures, etc. It does not pay for proprietary knowledge used in the design of the tooling, and as such, ownership of tooling (stencils, vacuum plates, partial-wave fixtures, etc) or software, which contains intellectual property, remains with Celestica.

807-0021-3 SKU 296
------------------

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils
805-0009                                       [***]         [***]
805-0016                                       [***]         [***]

PCB NRE and Test
805-0016                                       [***]         [***]
805-0009                                       [***]         [***]

SMT Programming
805-0009                                       [***]         [***]
805-0016-3 (Re-programming)                    [***]         [***]

ICT Programming
805-0016-3                                     [***]         [***]

*These charges have been processed on a prior purchase order.
--------------------------------------------------------------------------------









*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SKU00225

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils
805-0009                                       [***]         [***]
805-0016                                       [***]         [***]

PCB NRE and Test
805-0016                                       [***]         [***]
805-0009                                       [***]         [***]

SMT Programming
805-0009                                       [***]         [***]
805-0016-1 (Re-programming)                    [***]         [***]

ICT Programming
805-0016-1                                     [***]         [***]

*These charges have been processed on a prior purchase order.
--------------------------------------------------------------------------------

807-0044-2 SKU 586

Description                                     Qty       Total Price
Engineering NPI                                [***]         [***]

Stencils
805-0034                                       [***]         [***]
805-0043                                       [***]         [***]
805-0009                                       [***]         [***]

PCB NRE and Test
805-0034                                       [***]         [***]
805-0043                                       [***]         [***]
805-0009                                       [***]         [***]

Setup of Test Equipment
SMT Programming
805-0034                                       [***]         [***]
805-0043                                       [***]         [***]
805-0009                                       [***]         [***]











*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

807-0042-2 SKU 585

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils
805-0034                                       [***]         [***]
805-0044                                       [***]         [***]

SMT Programming
805-0034                                       [***]         [***]
805-0044                                       [***]         [***]

PCB NRE and Test
805-0034                                       [***]         [***]
805-0044                                       [***]         [***]


SKU00434 Model 24

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils
805-0030-1                                     [***]         [***]

SMT Programming
805-0030-1                                     [***]         [***]


     ** Additional NRE charges for wave solder pallets and ICT test reconditioning have been consumed on the quote for SKU00207 Model 24 (2986-4)
--------------------------------------------------------------------------------

807-0041-2 SKU 584

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils
805-0034                                       [***]         [***]
805-0043                                       [***]         [***]


PCB NRE and Test
805-0034                                       [***]         [***]
805-0043                                       [***]         [***]













*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

--------------------------------------------------------------------------------


807-0042-2 SKU 587

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]
Stencils
805-0034                                       [***]         [***]
805-0044                                       [***]         [***]
805-0009                                       [***]         [***]

SMT Programming
805-0034                                       [***]         [***]
805-0044                                       [***]         [***]
805-0009                                       [***]         [***]

PCB NRE and Test
805-0034                                       [***]         [***]
805-0044                                       [***]         [***]
805-009                                        [***]         [***]

--------------------------------------------------------------------------------

807-0021-2 SKU 152

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils
805-0009                                       [***]         [***]
805-0016                                       [***]         [***]

PCB NRE and Test for 805-0016 and 805-0009     [***]         [***]
Setup of Test Equipment                        [***]         [***]
SMT Programming                                [***]         [***]
805-0009                                       [***]         [***]
805-0016                                       [***]         [***]


*These charges have been processed on a prior purchase order.
--------------------------------------------------------------------------------

















*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

807-0020-2 SKU 176

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils
805-0009                                       [***]         [***]
805-0014M                                      [***]         [***]

PCB NRE and Test                               [***]         [***]
 805-0014M                                     [***]         [***]
 805-0009                                      [***]         [***]

Setup of Test Equipment                        [***]         [***]
SMT Programming                                [***]         [***]
805-0009                                       [***]         [***]
805-0014M                                      [***]         [***]
Flying Probe Programming                       [***]         [***]

*These charges have been processed on a prior purchase order.
--------------------------------------------------------------------------------

807-0019-2 SKU00164

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                [***]         [***]

Stencils                                       [***]         [***]
805-0009                                       [***]         [***]
805-0011M                                      [***]         [***]

Set up of Test Equipment                       [***]         [***]
SMT Programming                                [***]         [***]
805-0009                                       [***]         [***]
805-0011M                                      [***]         [***]

PCB NRE and Test                               [***]         [***]
 805-0009                                      [***]         [***]
 805-0011M                                     [***]         [***]

--------------------------------------------------------------------------------

SKU00207 Model 24

Description                                     Qty       Total Price
-----------                                     ---       -----------
Engineering NPI                                 [***]        [***]

Stencils
805-0030-2                                      [***]        [***]

SMT Programming
805-0030-2                                      [***]        [***]

Wave Solder Pallets                             [***]        [***]
ICT Fixture Reconditioning Charge               [***]        [***]













*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                    EXHIBIT D
                               EPIDEMIC CONDITION

      If during the term of this Agreement and for one year after the last shipment date of Products under this Agreement CUSTOMER notifies CONTRACT MANUFACURER that the Products show evidence of an "Epidemic Condition," CONTRACT MANUFACURER shall prepare and propose a Corrective Action Plan ("CAP") with respect to such material within five (5) working days of such notification, addressing implementation and procedure milestones for remedying such Epidemic Condition(s). An extension of this time-frame is permissible upon mutual written agreement of the parties.

      For the purpose of this Agreement, only major functional and visual/mechanical/appearance defects caused by deficiencies in CONTRACT MANUFACTURER'S workmanship are considered for determining Epidemic Condition. Functional Dead on Arrival ("DOA") shall be defined as any Product that during the test, installation or upon its first use fails to operate per the relevant specification supplied by CUSTOMER. Visual/mechanical/appearance DOA is defined as any Product containing one or more major defects that would make the Product unfit for use or installation. Products that shall be excluded in the determination of an Epidemic Condition are:

     (1) Products which have been misused, modified, damaged, placed in an unsuitable physical or operating environment or maintained improperly or caused to fail by any product or service not supplied by CONTRACT MANUFACTURER or to any Products which have been subjected to any repair not in accordance with the CUSTOMER service instructions;

      (2) Products with any defect caused by CUSTOMER or a third party or by an error or omission or design or other fault in any Product Data or other items and information supplied by CUSTOMER for Manufacturing; or

     (3) Prototypes and pre-production or pilot versions of Products which will be supplied "as is" without warranty of any kind,

      Products may be either sampled or, at CUSTOMER's option, 100% audited at CUSTOMER premises or CUSTOMER's customers' locations. If Products are sampled, the data must have 80% or better statistical confidence. An Epidemic Condition will be considered to exist when one or more of the following conditions occur:

      (1) Failure reports or statistical samplings show that [***] percent or more of Products shipped during the Term or [***] percent or more of Products shipped during any two consecutive months contain a potential safety hazard (such as personal injury or death, fire, explosion, toxic emissions, etc.), or exhibit a highly objectionable symptom (such as emissions of smoke, loud noises, deformation of housing) or other disconcerting symptoms of this type.

     (2) Reliability plots of relevant data indicate that the Product has actual Mean Time Between Failures (MTBF) of less than [***] of the MTBF stipulated in the relevant specifications supplied by CUSTOMER. A failure in this context occurs when a major function of the Product is compromised due to the mechanical or electrical (i.e. hardware) faults and the resolution of this condition requires a physical modification (e.g. swap out, re-work etc). A condition that can be corrected with a new software load or patch would not constitute a failure in this context.

      (3) Product DOA failures exceed [***] of the affected Products received during any 2 consecutive months.

      Upon notification of the Epidemic Condition to CONTRACT MANUFACURER, CUSTOMER shall have the right to postpone all or part of the shipments of unshipped Products, by giving written notice of such postponement to CONTRACT MANUFACURER, pending correction of the Epidemic Condition. Such postponement shall temporarily relieve CONTRACT MANUFACURER of its shipment liability and CUSTOMER of its shipment acceptance liability. Should CONTRACT MANUFACURER not agree to the existence of an Epidemic Condition or should CUSTOMER not agree to the CAP, then CUSTOMER shall have the right to suspend all or part of its unshipped orders without liability to CUSTOMER until such time as a mutually acceptable solution is reached.








*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

      In the event that CONTRACT MANUFACURER develops a remedy for the defect(s) that caused the Epidemic Condition and CUSTOMER agrees in writing that the remedy is acceptable, CONTRACT MANUFACURER shall:

      (a) incorporate the remedy in affected unshipped Products;

      (b) ship all subsequent Products incorporating the required modification correcting the defect(s) at no additional charge to CUSTOMER; and

      (c) repair and/or replace Products that caused the Epidemic Condition. In the event that CUSTOMER reasonably incurs costs due to such repair and/or replacement, as agreed in advance with CONTRACT MANUFACTURER, including but not limited to labor and shipping costs, CONTRACT MANUFACURER shall reimburse CUSTOMER for such costs. CONTRACT MANUFACURER shall bear risk of in transit loss and damage for such repaired and/or replaced material.

     CONTRACT MANUFACURER and CUSTOMER shall mutually agree in writing as to the remedy's implementation schedule. CONTRACT MANUFACURER shall use its best efforts to implement the remedy in accordance with the agreed-upon schedule.

      If CONTRACT MANUFACURER is unable to develop a mutually agreeable remedy, or does not adequately take into account the business interests of CUSTOMER, as reasonably agreed by the parties, CUSTOMER may (1) develop and implement such remedy and, in such case, implementation costs and risk of in-transit loss and damage shall be allocated between the parties as set forth in this clause, and/or (2) cancel postponed orders without liability and/or (3) terminate this Agreement in accordance with Article XV(A).

     In no event shall CONTRACT MANUFACTURER's liability under this Exhibit D exceed the sale price of the affected PRODUCTS.






















*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.